                                                                    EXHIBIT 4.02

[FORM OF STOCK CERTIFICATE OF SONTRA MEDICAL]

                                     SONTRA

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                          SEE REVERSE SIDE
                                                       FOR CERTAIN DEFINITIONS

                                                          CUSIP 83568W 10 9

THIS CERTIFIES THAT



is the owner of

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE, OF

                           SONTRA MEDICAL CORPORATION

Transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

               /s/ SECRETARY                      /s/ PRESIDENT


COUNTERSIGNED AND REGISTERED:
  WELLS FARGO BANK MINNESOTA, N.A.

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY /s/ Fennie Kaufman

                                                            AUTHORIZED SIGNATURE

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                           SONTRA MEDICAL CORPORATION

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD'S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                         UTMA -             Custodian
                                                               -------------------------------
                                                                 (Cust)              (Minor)
TEN ENT - as tenants by entireties                             under Uniform Transfer to Minors

JT TEN  - as joint tenants with right of survivorship          Act
          and not as tenants in common                             ---------------------------
                                                                               (State)

     Additional abbreviations may also be used though not in the above list.

   For value received _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                                         Dated _________________________________

                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR WITH
                                         ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                         WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A
FINANCIAL INSTITUTION (SUCH AS A BANK OR
BROKER) WHICH IS A PARTICIPANT IN THE
SECURITIES TRANSFER AGENT'S MEDALLION
PROGRAM ("STAMP"), IN THE NEW YORK
STOCK EXCHANGE, INC. MEDALLION
SIGNATURE PROGRAM ("MSP"), OR THE
STOCK EXCHANGES MEDALLION PROGRAM
("SEMP") AND MUST NOT BE DATED.
GUARANTEES BY A NOTARY PUBLIC ARE NOT
ACCEPTABLE.